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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AMB Property, L.P.'s previously filed Registration Statement File Nos. 333-68283.

                                                             ARTHUR ANDERSEN LLP


San Francisco, California
March 31, 2001